UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

EQUITY RESIDENTIAL
(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP
(Exact name of Registrant as Specified in Its Charter)

Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code:
(
312)
474-1300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 20, 2026, Equity Residential, a Maryland real estate investment trust (“Equity Residential”), and ERP Operating Limited Partnership, an Illinois limited partnership (the “ERP Operating Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), Equity Residential, the ERP Operating Partnership and Canopy Merger Sub LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Equity Residential (“Merger Sub”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.
The Merger Agreement provides for the combination of Equity Residential and AvalonBay in an all-stock
merger-of-equals
transaction upon the terms and subject to the conditions set forth in the Merger Agreement. The combined company will operate under a new name to be announced prior to the closing of the Transactions (as defined below) (the “closing”). The Board of Trustees of Equity Residential (the “Equity Residential Board”) and the Board of Directors of AvalonBay (the “AvalonBay Board”) have each unanimously approved the Merger Agreement and the Transactions.
Upon the terms and subject to the conditions of the Merger Agreement, (i) on the closing date but prior to the Effective Time (as defined below), AvalonBay will contribute certain assets set forth in an exhibit to the Merger Agreement (the “Asset Contribution”) in exchange for units of partnership interest in the ERP Operating Partnership (“OP Units”) that have, in the aggregate, a value equal to the fair market value of such contributed assets and (ii) following the Asset Contribution and at the Effective Time, AvalonBay will merge with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger” and, together with the Asset Contribution and the other transactions contemplated by the Merger Agreement, the “Transactions”). The Equity Residential Board, for itself and in its capacity as the sole general partner of the ERP Operating Partnership, has unanimously (a) determined and declared the Merger Agreement, the Transactions and the issuance of common shares of beneficial interest, $0.01 par value per share, of Equity Residential (the “Equity Residential Common Shares”) in connection with the Merger fair to, advisable and in the best interests of Equity Residential and its shareholders, (b) approved and deemed advisable the execution and delivery of the Merger Agreement, the performance by Equity Residential of its covenants and agreements contained therein and the consummation of the Transactions, (c) directed that the issuance of Equity Residential Common Shares in connection with the Merger be submitted for consideration at a meeting of Equity Residential’s shareholders and (d) resolved to recommend that Equity Residential’s shareholders vote in favor of the approval of (A) the issuance of Equity Residential Common Shares in connection with the Merger and (B) the approval of an amendment to Equity Residential’s Declaration of Trust to increase the number of authorized Equity Residential Common Shares, and to include such recommendation in the Joint Proxy Statement/Prospectus contemplated by the Merger Agreement.
Merger Consideration
Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger, each outstanding share of common stock of AvalonBay, par value $0.01 per share (“AvalonBay Common Stock”), issued and outstanding immediately prior to the Effective Time will automatically be cancelled, retired and will cease to exist, and will be converted into the right to receive 2.793 (the “Exchange Ratio”) Equity Residential Common Shares, plus the right, if any, to receive cash in lieu of fractional Equity Residential Common Shares, if any, into which such AvalonBay Common Stock would have been converted.
Post-Closing Governance
Equity Residential and AvalonBay have also agreed to certain governance-related matters. At the Effective Time, the Board of Trustees of the combined company will have fourteen members, consisting of (a) seven members of the Equity Residential Board as of immediately prior to the Effective Time, including David J. Neithercut and Stephen E. Sterrett, and (b) seven members of the AvalonBay Board as of immediately prior to the Effective Time, including Timothy J. Naughton and Benjamin W. Schall. In addition, effective as of the Effective Time, Stephen E. Sterrett will be appointed to serve as Chairman of the Board of Trustees of the combined company, and Benjamin W. Schall will be appointed to serve as Chief Executive Officer of the combined company.
Treatment of AvalonBay Equity Awards
Pursuant to the terms and conditions of the Merger Agreement, as of the Effective Time, each award of restricted shares of AvalonBay Common Stock that vest on the basis of time (each, an “AvalonBay Restricted Share Award”) granted under an AvalonBay equity plan outstanding immediately prior to the Effective Time (subject to certain exceptions), by virtue of the Merger, will be converted into an award of restricted Equity Residential Common Shares that is subject solely to time-based vesting conditions (each, an “Equity Residential Time-Vesting Restricted Share Award”) with respect to a number of Equity Residential Common Shares, rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Restricted Share Award immediately prior to the Effective Time and (ii) the Exchange Ratio, subject to and in accordance with the terms of the applicable AvalonBay equity plan and AvalonBay Restricted Share Award agreement in effect immediately prior to the Effective Time (including vesting schedule, retirement provisions, double-trigger vesting acceleration entitlements and payment of dividend entitlements).

Each award with respect to shares of AvalonBay Common Stock that vest on the basis of the achievement of applicable performance goals (each, an “AvalonBay Performance Award”) granted under an AvalonBay equity plan outstanding immediately prior to the Effective Time, by virtue of the Merger, will be converted into an Equity Residential Time-Vesting Restricted Share Award or an award of OP Units in the ERP Operating Partnership designated as a “Restricted Unit” in the ERP Operating Partnership’s partnership agreement (each, an “Equity Residential Time Vesting Restricted Unit Award”) with respect to a number of Equity Residential Common Shares, rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Performance Award immediately prior to the Effective Time, determined by deeming any performance-based vesting criteria applicable to such AvalonBay Performance Award to be achieved based on the greater of target performance and the actual level of performance (as calculated as of the latest practicable date prior to the Effective Time and certified by the Compensation Committee of the AvalonBay Board prior to the Effective Time) and (ii) the Exchange Ratio, subject to and in accordance with the terms of the applicable AvalonBay equity plan and form of AvalonBay Restricted Share Award agreement in effect immediately prior to the Effective Time, including the time-based vesting schedule that was associated with that AvalonBay Performance Award but with such other terms as are associated with the form of AvalonBay Restricted Share Award, including retirement provisions and double-trigger vesting acceleration entitlements. Each holder of an AvalonBay Performance Award will also receive a payment in cash equal to cumulative dividends paid by AvalonBay with respect to the shares of AvalonBay Common Stock deemed earned from the date of grant of the AvalonBay Performance Award through the Effective Time.
Each award with respect to shares of AvalonBay Common Stock deferred pursuant to the AvalonBay Directors’ Deferred Compensation Plan (each, an “AvalonBay Deferred Unit Award”) outstanding immediately prior to the Effective Time, by virtue of the Merger, will be converted into a number of Equity Residential Common Shares, rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Deferred Unit Award immediately prior to the Effective Time (inclusive of any dividends paid on shares of AvalonBay Common Stock that have been reinvested and credited in the form of additional AvalonBay Deferred Unit Awards) and (ii) the Exchange Ratio, subject to and in accordance with the terms of the AvalonBay Directors’ Deferred Compensation Plan, in a manner that complies with the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code (the “Code”).
Each option to purchase a number of shares of AvalonBay Common Stock at a specific price per share (each, an “AvalonBay Option”) outstanding immediately prior to the Effective Time, by virtue of the Merger, will be converted into an option to purchase a number of Equity Residential Common Shares at a specific price per share (each an “Equity Residential Option”) with respect to a number of Equity Residential Common Shares equal to the product, rounded down to the nearest whole number of shares, of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Option immediately prior to the Effective Time and (ii) the Exchange Ratio, and with an exercise price per share, rounded up to the nearest whole cent, equal to (A) the exercise price per share of AvalonBay Common Stock of such AvalonBay Option immediately prior to the Effective Time divided by (B) the Exchange Ratio (each, an “Adjusted Equity Residential Option”). Each Adjusted Equity Residential Option will continue to be subject to the terms of the applicable AvalonBay equity plan and AvalonBay Option award agreement in effect immediately prior to the Effective Time, including the applicable vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements. The exercise price and the number of Equity Residential Common Shares subject to such Adjusted Equity Residential Options will be determined in a manner consistent with the requirements of Section 409A.
Treatment of Equity Residential Equity Awards
Each Equity Residential Time-Vesting Restricted Share Award, Equity Residential Time-Vesting Restricted Unit Award and Equity Residential Option granted under an Equity Residential equity plan outstanding immediately prior to the Effective Time (subject to certain exceptions) will remain outstanding and continue to be subject to the terms and conditions of the applicable Equity Residential equity plan and individual award agreement in effect immediately prior to the Effective Time, including the applicable vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements.
Each award of restricted Equity Residential Common Shares that is subject to both time-based and performance-based vesting conditions (each, an “Equity Residential LTI Restricted Share Award”) and each award of OP Units in the ERP Operating Partnership designated as a “Restricted Unit” in the ERP Operating Partnership’s partnership agreement that is subject to both time-based and performance-based vesting conditions (each, an “Equity Residential LTI Restricted Unit Award”) granted under an Equity Residential equity plan outstanding immediately prior to the Effective Time will be deemed earned, with the applicable performance-based vesting conditions deemed to be achieved based on the greater of target performance and the actual level of performance (as calculated as of the latest practicable date prior to the Effective Time and certified by the Compensation Committee of the Equity Residential Board prior to the Effective Time) and any such earned Equity Residential LTI Restricted Share Award and each Equity Residential LTI Restricted Unit Award will remain outstanding and continue to be subject to the terms and conditions of the applicable Equity Residential equity plan and individual award agreement in effect immediately prior to the Effective Time, including the applicable time-based vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements. All dividend equivalents owed with respect to such earned Equity Residential LTI Restricted Share Awards and earned Equity Residential LTI Restricted Unit Awards will be paid promptly in accordance with applicable award terms.

Representations, Warranties and Covenants
The Merger Agreement contains representations and warranties from each of Equity Residential and AvalonBay. Additionally, the Merger Agreement provides for pre-closing
covenants of each of Equity Residential and AvalonBay, including (i) to use commercially reasonable efforts to carry on their respective businesses in all material respects in the ordinary course, consistent with past practice (subject to certain exceptions); (ii) to hold a meeting of Equity Residential’s shareholders and AvalonBay’s stockholders to obtain the requisite approvals contemplated by the Merger Agreement, as applicable; (iii) not to solicit proposals relating to alternative business combination transactions; and (iv) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, alternative business combination transactions.
Closing Conditions
The consummation of the Transactions is subject to certain customary closing conditions, including, among others: (i) approval by AvalonBay’s stockholders of the Merger and approval by Equity Residential’s shareholders of the issuance of Equity Residential Common Shares in the Merger; (ii) the absence of a law or order restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Merger; (iii) the effectiveness of a registration statement on Form
S-4
that will be filed by Equity Residential for the issuance of Equity Residential Common Shares in the Merger; (iv) the authorization of the listing of the Equity Residential Common Shares on the New York Stock Exchange to be issued in the Merger, subject only to official notice of issuance; (v) the accuracy of the representations and warranties of Equity Residential and AvalonBay as of the signing date and as of the closing date (subject to certain qualifications); (vi) material compliance with each party’s covenants; (vii) the receipt by each of Equity Residential and AvalonBay of tax opinions that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (viii) the receipt by Equity Residential of an opinion relating to the status of AvalonBay as a real estate investment trust (“REIT”) under the Code and receipt by AvalonBay of an opinion relating to the status of Equity Residential as a REIT under the Code and (ix) other customary conditions as specified in the Merger Agreement.
Termination
The Merger Agreement contains provisions granting each of Equity Residential and AvalonBay the right to terminate the Merger Agreement under specified circumstances, including: (i) if the Merger is not completed by May 20, 2027; (ii) if either Equity Residential’s shareholders fail to approve of the share issuance in connection with the Merger or AvalonBay’s stockholders fail to approve the Merger; (iii) if a governmental entity of competent jurisdiction has issued a final, non-appealable
order, decree or ruling in each case permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Merger; (iv) if the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain conditions; or (v) if the other party’s board has changed its recommendation in connection with the Merger. Upon a termination of the Merger Agreement, under certain circumstances, Equity Residential will be required to pay a termination fee to AvalonBay of the lesser of approximately $1.005 billion or the maximum amount that could be paid to AvalonBay without causing it to fail to meet the REIT requirements for such year. Upon a termination of the Merger Agreement, under certain circumstances, AvalonBay will be required to pay a termination fee to Equity Residential of the lesser of approximately $1.070 billion or the maximum amount that could be paid to Equity Residential without causing it to fail to meet the REIT requirements for such year.
Dividends
During the term of the Merger Agreement, Equity Residential and AvalonBay may not pay dividends or distributions without the prior written consent of the other party, other than in enumerated instances, including the payment of (i) regular quarterly dividends (x) in respect of AvalonBay Common Stock at a rate not in excess of $1.78 per share, per quarter, and (y) as required to be made in respect of limited partner interests of AvalonBay’s subsidiary partnership structured as a DownREIT, (ii) regular quarterly dividends (x) in respect of Equity Residential Common Shares at a rate not in excess of $0.7025 per share, per quarter, (y) pursuant to the terms of the Equity Residential Series K Preferred Shares and (z) as required to be made in respect of OP Units, and (iii) distributions required for each of Equity Residential and AvalonBay to maintain their respective status as a REIT under the Code or to avoid the incurrence of any entity-level income or excise tax. Equity Residential and AvalonBay also agreed to take such actions as are necessary to ensure that the holders of Equity Residential Common Shares and AvalonBay Common Stock each receive dividends covering the same periods prior to the closing date and to cooperate such that, beginning with the quarterly dividend for the third quarter of 2026, their respective quarterly dividends will have the same record date and payment date.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated by reference herein.
The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about Equity Residential, AvalonBay or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Equity Residential or AvalonBay. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Equity Residential’s or AvalonBay’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Change in Control Agreement with Mr. Parrell
On May 20, 2026, the Equity Residential Board approved an Amended and Restated Change in Control Agreement by and between Equity Residential and Mark J. Parrell, which amends and restates the Change in Control Agreement, dated as of March 13, 2009 (the “CIC Agreement”, and such amended and restated agreement, the “Amended CIC Agreement”), effective as of May 20, 2026. Under the Amended CIC Agreement, if Mr. Parrell’s employment is terminated by Equity Residential without cause or by Mr. Parrell for good reason within 36 months following a change in control, he will be entitled to (i) a lump-sum
cash severance payment equal to 2.25 times the sum of (a) his base salary and (b) his target annual performance bonus and performance equity grant and (ii) continued medical, dental, life, disability and hospitalization benefits for 27 months following his termination date. This modification aligns Mr. Parrell’s severance formula with that applicable to other executive officers of Equity Residential. The Amended CIC Agreement also provides that, following the conclusion of the 27 month benefits continuation period above, Equity Residential will use commercially reasonable efforts to provide Mr. Parrell with access to comparable medical, dental, life, disability and hospitalization benefits until August 31, 2031 at Mr. Parrell’s expense, or if such access is unavailable, will reimburse the excess cost of obtaining comparable coverage over the total premium applicable to active executives. The foregoing description of the Amended CIC Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended CIC Agreement, a copy of which will be filed as an exhibit to Equity Residential’s Quarterly Report on Form
10-Q
for the second quarter.
Offer Letter with Mr. Schall
On May 20, 2026, the Equity Residential Board approved and Equity Residential entered into an offer letter with Benjamin W. Schall, confirming his appointment as the Chief Executive Officer of Equity Residential effective as of the closing (the “CEO Offer Letter”). The CEO Offer Letter provides that Mr. Schall’s employment with Equity Residential will commence at closing on the same terms as were applicable to him immediately prior to the closing, including base salary and target cash and equity incentive opportunities. The Equity Residential Board, or a committee thereof, will re-evaluate
Mr. Schall’s compensation package at the same time as for other senior executives of Equity Residential. The CEO Offer Letter will automatically terminate if the Merger Agreement is terminated before the closing. The foregoing description of the CEO Offer Letter does not purport to be complete and is subject to and qualified in its entirety by reference to the CEO Offer Letter, a copy of which will be filed as an exhibit to Equity Residential’s Quarterly Report on Form
10-Q
for the second quarter.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.
On May 20, 2026, the Equity Residential Board unanimously approved an amendment to Equity Residential’s Ninth Amended and Restated Bylaws (the “Bylaws Amendment”) to add a new Article XVI designating the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, another state or federal court sitting in Maryland, as the exclusive forum for certain legal actions related to Equity Residential. The Bylaws Amendment became effective on May 20, 2026.
The foregoing description of the Bylaws Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.1 and which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
On May 21, 2026, Equity Residential and AvalonBay issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Also on May 21, 2026, Equity Residential and AvalonBay released a joint investor presentation. A copy of the joint investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.
The information contained in this Item 7.01 on Form
8-K
is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by Equity Residential under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing. In addition, the information contained in this Item 7.01 on Form
8-K
will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01	Other Events.
On May 20, 2026, in connection with the execution of the Merger Agreement, the ERP Operating Partnership entered into a commitment letter (the “Commitment Letter”), with Morgan Stanley Senior Funding, Inc. (“MS”), Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association (“Wells Fargo Bank”), pursuant to which MS and Wells Fargo Bank committed to provide, subject to the terms and conditions of the Commitment Letter, up to $2,000,000,000 of senior unsecured bridge loans.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 20, 2026, by and among AvalonBay Communities, Inc., Equity Residential, ERP Operating Limited Partnership and Canopy Merger Sub LLC.*

3.1	Amendment to Ninth Amended and Restated Bylaws of Equity Residential, dated May 20, 2026.

99.1	Joint Press Release, dated May 21, 2026.

99.2	Joint Investor Presentation, dated May 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 of
Form 8-K and
Item 601(a)(5) of Regulation
S-K.
Equity Residential agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission (the “SEC”) upon request; provided, however, that Equity Residential may request confidential treatment pursuant to Rule
24b-2
of the Exchange Act, for any schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are based on current expectations, estimates and projections about the industry and markets in which Equity Residential and AvalonBay operate, as well as beliefs and assumptions of Equity Residential and AvalonBay. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Equity Residential or AvalonBay expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between Equity Residential and AvalonBay, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where Equity Residential and AvalonBay operate and Equity Residential’s and AvalonBay’s respective debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to Equity Residential’s and AvalonBay’s ability to obtain the required respective shareholder approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii)
the
inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that Equity Residential’s and AvalonBay’s businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against Equity Residential, AvalonBay or their trustees, directors, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of Equity Residential and AvalonBay management from ongoing business operations, will harm Equity Residential’s and AvalonBay’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact Equity Residential’s and AvalonBay’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring Equity Residential or AvalonBay to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of Equity Residential and AvalonBay to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Equity Residential Common Shares to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect Equity Residential’s or AvalonBay’s financial performance; (xiv) other risks related to the completion of the proposed transaction and actions related thereto; (xv) legislative, regulatory and economic developments, including the level of new multifamily communities construction and development, government regulations and competition; (xvi) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvii) changes in global financial markets, interest rates and foreign currency exchange rates; (xviii) increased or unanticipated competition affecting Equity Residential’s and AvalonBay’s properties; (xix) risks associated with acquisitions, dispositions, development and redevelopment of properties; (xx) increased costs of labor and construction material; (xxi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xxii) environmental uncertainties, including risks of natural disasters; (xxiii) those risks and uncertainties set forth in Equity Residential’s and AvalonBay’s Annual Reports on Form
10-K
for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Equity Residential or AvalonBay, as the case may be, with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiv) those risks that will be described in the Registration Statement and Joint Proxy Statement/Prospectus (each as defined below) that will be filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither Equity Residential nor AvalonBay undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Equity Residential’s and AvalonBay’s underlying assumptions prove to be incorrect, Equity Residential’s, AvalonBay’s and the combined company’s actual results may vary materially from what Equity Residential or AvalonBay may have expressed or implied by these forward-looking statements. Equity Residential and AvalonBay caution not to place undue reliance on any of Equity Residential’s or AvalonBay’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Equity Residential or AvalonBay.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Important Additional Information and Where to Find It
In connection with the proposed transaction between Equity Residential and AvalonBay, Equity Residential intends to file with the SEC a registration statement on Form
S-4
(the “Registration Statement”) that will include a joint proxy statement of Equity Residential and AvalonBay that also constitutes a prospectus of Equity Residential (the “Joint Proxy Statement/Prospectus”). A definitive Joint Proxy Statement/Prospectus will be mailed to Equity Residential’s shareholders and AvalonBay’s stockholders seeking their respective approval of the proposed transaction and other related matters. Each of Equity Residential and AvalonBay may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Equity Residential or AvalonBay (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR

INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQUITY RESIDENTIAL AND AVALONBAY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when they become available) and other documents filed with the SEC by Equity Residential and AvalonBay, which contain important information, through the website maintained by the SEC at www.sec.gov. The documents filed by Equity Residential with the SEC may be obtained free of charge by accessing “Filings – SEC Filings” in the “Investor” section of Equity Residential’s website at www.equityapartments.com, by writing to Equity Residential – Investor Relations, Two North Riverside Plaza, Suite 500, Chicago, Illinois 60606, by telephone at
1-888-879-6356
or by email at investorrelations@eqr.com. The documents filed by AvalonBay with the SEC may be obtained free of charge by accessing the “Investors” section of AvalonBay’s website at www.avalonbay.com or by writing to AvalonBay, 4040 Wilson Blvd., Suite 1000, Arlington, Virginia 22203, Attention: Corporate Secretary (Legal Department) or by email at investor_relations@avalonbay.com.
Participants in the Solicitation
Equity Residential, AvalonBay, and certain of their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from Equity Residential’s and AvalonBay’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of AvalonBay, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AvalonBay’s proxy statement for its 2026 Annual Meeting of Stockholders under the headings “Director Nominees,” “Transactions with Related Persons, Promoters and Certain Control Persons,” “Director Compensation,” “Director Compensation Table,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Officers, Stock Ownership and Other Information,” which was filed with the SEC on April 6, 2026, and in AvalonBay’s Annual Report on
Form 10-K for
the fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026. Information about the trustees and executive officers of Equity Residential, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Equity Residential’s proxy statement for its 2026 Annual Meeting of Shareholders under the headings “Biographical Information and Qualifications of Trustees,” “Biographical Information of Executives,” “Common Share Ownership of Trustees and Executives,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Trustee Compensation,” which was filed with the SEC on April 14, 2026, and in Equity Residential’s Annual Report on
Form 10-K for
the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026. To the extent holdings of Equity Residential’s securities by its trustees or executive officers have changed since the amounts set forth in Equity Residential’s definitive proxy statement for its 2026 Annual Meeting of Shareholders or the holdings of AvalonBay’s securities by its directors or executive officers have changed since the amounts set forth in AvalonBay’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available before making any voting or investment decisions. Investors may obtain free copies of these documents from Equity Residential or AvalonBay using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: May 21, 2026	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: May 21, 2026	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary